UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 21, 2019
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition
On August 21, 2019, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and six months ended August 3, 2019, its financial position as of August 3, 2019, and its cash flows for the six months ended August 3, 2019. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure
On August 21, 2019, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and six months ended August 3, 2019, its financial position as of August 3, 2019, and its cash flows for the six months ended August 3, 2019. A copy of this earnings release is attached as Exhibit 99.1.
The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits

99.1
Nordstrom earnings release dated August 21, 2019 relating to the Company's results of operations for the quarter and six months ended August 3, 2019, its financial position as of August 3, 2019, and its cash flows for the six months ended August 3, 2019.

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1
Nordstrom earnings release dated August 21, 2019 relating to the Company's results of operations for the quarter and six months ended August 3, 2019, its financial position as of August 3, 2019, and its cash flows for the six months ended August 3, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: August 21, 2019